Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) entered into as of this ____ day of July, 2026 (the “Effective Date”) by and between OPKO Health, Inc., a Delaware corporation (the “Purchaser”), and Cocrystal Pharma, Inc., a Delaware corporation (“COCP”) (collectively, the Purchaser and COCP are the “Parties”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and

WHEREAS, this Agreement contemplates a transaction in which the Purchasers will purchase from COCP, and COCP will sell to the Purchaser shares of COCP’s common stock (the “Common Stock”) on the terms contained below.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Sale and Purchase.

1,1 Sale of Shares. COCP agrees to sell and the Purchaser agrees to purchase a number of shares of Common Stock on the signature page to this Agreement, at a price per share equal to $[__] (the “Purchase Price”). The Purchase Price shall be at least equal to the Nasdaq Consolidated Bid Price of the Common Stock as specified below. The Nasdaq Consolidated Bid Price shall be determined as of the Trading Day of the closing if the closing is after 4:00 Eastern Time or otherwise it shall be determined on the prior Trading Day. As used in this Agreement, “Trading Day” means a day on which The Nasdaq Capital Market is open for business for at least four and one-half hours. See Exhibit A for wire transfer instructions.

1.2 Delivery of Shares. COCP shall deliver or cause to be delivered to the Purchaser, a copy of the irrevocable instructions to the current transfer agent of COCP, instructing such transfer agent to deliver, a certificate evidencing the number of shares of being purchased by the Purchaser hereunder, registered in the name of the Purchaser, or , at the election of the Purchaser, evidence of the issuance of such shares hereunder as held in DRS book-entry form by the transfer agent and registered in the name of the Purchaser, which evidence shall be reasonably satisfactory to the Purchaser.

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2. Representations and Warranties of COCP. As an inducement to the Purchaser to enter into this Agreement and consummate the transaction contemplated hereby, COCP hereby makes the following representations and warranties, each of which is materially true and correct on the date hereof:

2.1 Organization. COCP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly authorized to conduct business as currently conducted.

2.2 Authority. COCP has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. No further approval or authority of the shareholders or the Board of Directors of COCP will be required for the issuance and sale of the shares of Common Stock to be sold by COCP as contemplated herein. This Agreement constitutes the valid and legally binding obligation of COCP, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by COCP.

2.3 Non-Contravention. The execution and delivery of this Agreement by COCP and the observance and performance of the terms and provisions contained herein do not constitute a violation or breach of any applicable law, or any provision of any other contract or instrument to which COCP is a party or by which it is bound, or any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to COCP.

2.4 Issuance of the Shares. The shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens or encumbrances. The shares of Common Stock being sold hereunder have been approved for listing on the Nasdaq Capital Market subject to official notice of issuance and will be listed on the Nasdaq Capital Market.

2.4 Litigation. There are no actions, suits, or proceedings pending or, to the best of COCP’s knowledge, threatened, which could in any manner restrain or prevent COCP from effectually and legally selling the Common Stock pursuant to the terms and provisions of this Agreement. COCP is not a party to any litigation except as has been disclosed in its Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2025.

2.5 Brokers’ Fees. COCP has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

2.6 Reporting Company. COCP is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”) and has a class of common stock registered pursuant to Section 12(b) of the Exchange Act which is listed on The Nasdaq Capital Market.

2.7 SEC Reports. Since January 1, 2014, none of the reports filed by COCP under the Exchange Act with the SEC contained any material statements which were not true and correct or omitted to state any statements of material fact necessary in order to make the statements made not misleading.

2.8 Outstanding Common Stock. All issued and outstanding shares of common stock of COCP have been duly authorized and validly issued and are fully paid and non-assessable.

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2.9 No Material Adverse Change. Since March 31, 2025, except as disclosed in reports of COCP filed with the SEC, there has not been individually or in the aggregate a Material Adverse Change with respect to COCP. For the purposes of this Agreement, “Material Adverse Change” means any event, change or occurrence which, individually or together with any other event, change, or occurrence, could result in a material adverse change on COCP or material adverse change on its business, assets, prospects, financial condition, or results of operations. Provided, however, a Material Adverse Change does not exist solely because (i) there are changes in the economy, credit markets or capital markets, or (ii) changes generally affecting the industry in which COCP operates.

3. Representations and Warranties of the Purchaser. As an inducement to COCP to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser hereby makes the following representations and warranties, each of which is materially true and correct on the date hereof and will be materially true and correct on the closing date:

3.1 Authority. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Purchaser.

3.2 Non-Contravention. The execution and delivery of this Agreement by the Purchaser and the observance and performance of the terms and provisions of this Agreement on the part of the Purchaser to be observed and performed will not constitute a violation of applicable law or any provision of any contract or other instrument to which the Purchaser is a party or by which it is bound, or any order, writ, injunction, decree statute, rule or regulation applicable to it.

3.3 Litigation There are no actions, suits, or proceedings pending or, to the best of the Purchaser’s knowledge, threatened, which could in any manner restrain or prevent the Purchaser from effectually and legally purchasing the Common Stock pursuant to the terms and provisions of this Agreement.

3.4 Brokers’ Fees. The Purchaser has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

3.5 Information. The Purchaser has relied solely on the reports of COCP filed with the SEC, other publicly available information and other written and electronic information prepared by COCP in making its decision to purchase the Common Stock. The Purchaser acknowledges that the purchase of the Common Stock entails a high degree of risk including the risks highlighted in the risk factors contained in filings by COCP with the SEC including its annual report on Form 10-K for the year ended December 31, 2025. The Purchaser represents that it has had an opportunity to ask questions and receive answers from COCP regarding the terms and conditions of this Agreement and the reasons for this offering, the business prospects of COCP, the risks attendant to COCP’s business, and the risks relating to an investment in COCP. The Purchaser acknowledges the receipt (without exhibits) of or access to the reports filed with SEC at www.sec.gov which includes COCP’s reports referred to in this Section 3.5.

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3.6 Investment. The Purchaser is acquiring the Common Stock for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same and has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Purchaser understands that the Common Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely.

3.7 Restricted Securities. The Purchaser understands that the Common Stock have not been registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506(b) thereunder and the Common Stock will bear a restrictive legend.

3.8 Investment Experience. The Purchaser represents that it is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Securities Act, for one of the reasons on the attached Exhibit B to this Agreement. The Purchaser represents and acknowledges that (i) it is experienced in evaluating and investing in private placement transactions in similar circumstances, (ii) it has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the investment in the Common Stock, (iii) it is able to bear the substantial economic risks of an investment the Common Stock for an indefinite period of time, (iv) it has no need for liquidity in such investment, (v) it can afford a complete loss of such investment, and (vi) it has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Common Stock to evaluate the merits and risks of the purchase of the Common Stock and to make an informed investment decision with respect thereto.

3.9 No General Solicitation. The offer to sell the Common Stock was directly communicated to the Purchaser by COCP. At no time was the Purchaser presented with or solicited advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation by a person not previously known to the undersigned in connection with the communicated offer.

4. Survival of Representations and Warranties and Agreements. All representations and warranties of the Parties contained in this Agreement shall survive the closing.

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5. Indemnification.

5.1 Indemnification Provisions for Benefit of the Purchasers. In the event COCP breaches any of its representations, warranties, and/or covenants contained herein, and provided that the Purchaser makes a written claim for indemnification against COCP, then COCP agrees to indemnify the Purchaser from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys’ fees and expenses.

5.2 Indemnification Provisions for Benefit of COCP. In the event the Purchaser breaches any of its representations, warranties, and/or covenants contained herein, and provided that COCP makes a written claim for indemnification against the Purchaser, then the Purchaser agrees to indemnify COCP from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys’ fees and expenses.

6. Post-Closing Covenants. The Parties agree as follows with respect to the period following the closing:

6.1 General. In case at any time after the closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Section 5).

6.2 Company. COCP hereby covenants that, after the closing, COCP will, at the request of the Purchaser, execute, acknowledge and deliver to the Purchaser without further consideration, all such further assignments, conveyances, consents and other documents, and take such other action, as the Purchaser may reasonably request (a) to transfer to, vest and protect in the Purchaser and its right, title and interest in the Common Stock, and (b) otherwise to consummate or effectuate the transactions contemplated by this Agreement.

7. Expenses. Except as otherwise provided in this Agreement, all Parties hereto shall pay their own expenses, including legal and accounting fees, in connection with the transactions contemplated herein.

8. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

10. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors and assigns any rights, remedies, obligations, or other liabilities under or by reason of this Agreement.

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11. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by email followed by overnight next business day delivery, as follows:

To COCP:	Cocrystal Pharma, Inc.
4400 Biscayne Blvd

Attention: Mr. James Martin
Email: jmartin@cocrystalpharma.com

To the Purchaser:	The address set forth on the signature page attached hereto or to such other address as any of them, by notice to the other may designate from time to time.

12. Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, including the fees on appeal, costs and expenses.

13. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Delaware.

14. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

15. Assignment. No Party hereto shall assign its rights or obligations under this Agreement without the prior written consent of the other Party.

16. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

FLORIDA LAW PROVIDES THAT ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO COCP, AN AGENT OF COCP OR AN ESCROW AGENT. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY THE PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO COCP TO THE ATTENTION OF JAMES MARTIN AT THE ADDRESS SET FORTH IN SECTION 11 OF THIS AGREEMENT.

[Signature Page Attached]

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IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

COCRYSTAL PHARMA, INC.:

By:
James Martin,
Chief Financial Officer

Amount of Investment:	PURCHASER:

$_________________	OPKO HEALTH, INC.

Number of shares of Common Stock:

_________________	By:
(Print Name and Title

Address: __________________________________

Email: ________________________________________

Tax ID of Purchaser: _______________________________

Signature Page to Securities Purchase Agreement

Exhibit A

(Wire Instructions)

Incoming Wire Instructions

Cocrystal’s Wells Fargo Operating account

Domestic:

Wells Fargo Bank, N.A.

Routing/Transit ABA: 121000248

Address:

420 Montgomery Street

San Francisco, CA 94104

Your Account Number: 1175000759

Title of Account: Cocrystal Pharma, Inc.

International:

Wire Routing Transit Number: 121000248

SWIFT Code: WFBIUS6S

Bank Name: Wells Fargo Bank, NA

City, State: San Francisco, CA

Your Account Number: 1175000759

Title of Account: Cocrystal Pharma, Inc.

Exhibit A

Exhibit B

(Accredited Investor Definition)

The Purchaser is an accredited investor for one of the reasons set forth below:

For Individual Investors Only:

●	An individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse or Spousal Equivalent in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.
●	A natural person whose individual net worth, or joint net worth with my spouse or Spousal Equivalent, exceeds $1,000,000. “Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.
●	A director, executive officer or general partner of the Company or a general partner of the general partner of the Company.
●	Holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).
●	A “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

For Entities:

●	All of the beneficial equity owners of the undersigned qualify as accredited individual investors.
●	A bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.
●	A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;
●	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.
●	An investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940.

Exhibit B-1

●	An insurance company as defined in section 2(a)(13) of the Securities Act.
●	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act.
●	A Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;
●	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.
●	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.
●	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and (check one or more, as applicable):

○	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or
○	the employee benefit plan has total assets in excess of $5,000,000; or
○	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

●	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
●	Has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following (check one or more, as appropriate):

○	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986;
○	corporation,
○	Massachusetts or similar business trust,
○	partnership, or
○	limited liability company.

●	A trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.
●	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.
●	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
●	A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940), of a family office meeting the requirements in the paragraph above (FAMILY OFFICE) and whose prospective investment in the issuer is directed by such family office pursuant to paragraph above (FAMILY OFFICE (iii)).

Exhibit B-2